UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2015

TRANSOCEAN PARTNERS LLC
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-36584	66-0818288
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Deepwater House Kingswells Causeway Prime Four Business Park Aberdeen Scotland United Kingdom	AB15 8PU
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +44 1224 945 100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director.

Pursuant to the terms of the Second Amended and Restated Limited Liability Company Agreement of Transocean Partners LLC (the “Company”), Transocean Partners Holdings Limited appointed Esa Ikaheimonen, Kathleen S. McAllister and Samuel Merksamer as Appointed Directors of the Company effective May 4, 2015.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 4, 2015, the Company held its 2015 Annual Meeting. At the Annual Meeting, a total of 66,570,140 units were represented in person or by valid proxy and the Company’s unitholders took the following actions:

Election of Directors

Each of Messrs. Glyn A. Barker, Michael D. Lynch-Bell, John K. Plaxton and Norman J. Szydlowski were elected to the Board of Directors for a regular one year term until the 2016 annual meeting of unitholders.

The votes cast were as follows:

Mr. Glyn A. Barker: 34,868,533 votes for, 76,656 votes withheld and 4,038,744 broker non-votes.

Mr. Michael D. Lynch-Bell: 34,868,233 votes for, 76,956 votes withheld and 4,038,744 broker non-votes.

Mr. John K. Plaxton: 34,868,763 votes for, 76,426 votes withheld and 4,038,744 broker non-votes.

Mr. Norman J. Szydlowski: 34,868,898 votes for, 76,291 votes withheld and 4,038,744 broker non-votes.

Ratification of Appointment of Independent Registered Public Accounting Firm

Unitholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2015.

The votes cast were as follows:

66,528,233 votes for, 34,064 votes against, 7,843 abstentions and 0 broker non-votes.

The proposals presented at the Annual Meeting are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 20, 2015.

Item 8.01.    Other Events.

On May 4, 2015, the Company issued a press release announcing that the Board of Directors declared the minimum quarterly distribution for the three months ending March 31, 2015. The distribution is $0.3625 per unit, or approximately $25 million based upon the number of currently outstanding units. The Company will pay the quarterly distribution in accordance with the following schedule:

May 13, 2015 - Ex-Dividend Date
May 15, 2015 - Record Date
May 27, 2015 - Payment Date

The Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Statements regarding the proposed distribution and timing of distribution payment dates, as well as any other statements that are not historical facts, are forward-looking statements that involve certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Transocean Partners LLC dated May 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN PARTNERS LLC

Date: May 4, 2015	By	/s/ Raoul F. Dias
Raoul F. Dias
Authorized Person

Index to Exhibits

Exhibit
Number        Description

99.1        Press Release of Transocean Partners LLC dated May 4, 2015